UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 14, 2005


                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      1-9550                    62-1691861
-----------------------------       --------------          --------------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)



          One Thousand Beverly Way
             Fort Smith, Arkansas                                 72919
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 (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number including area code             (479) 201-2000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On January 14, 2005, the Company issued a press release announcing that in conjunction with its previously announced Investor Day on January 18, 2005, the program will be webcast live beginning at 8:30 a.m. EST and lasting until approximately 12:30 p.m. The webcast may be accessed in the Investor Relations section of the Company's Web site at www.beverlycorp.com. A copy of the press release is attached hereto as Exhibit 99.1. A reconciliation of non-GAAP financial measures to be referenced in the program will also be available on the Web site.

Item 9.01 Financial Statement, Pro Forma Financial Information and Exhibits.

     (a)  Exhibits

          Exhibit No.       Exhibit
          -----------       -------
             99.1           Press Release

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2005                 BEVERLY ENTERPRISES, INC.


                                        By:    /s/ Pamela H. Daniels
                                           -------------------------------------
                                        Name:  Pamela H. Daniels
                                        Title: Senior Vice President, Controller
                                               and Chief Accounting Officer

                                  EXHIBIT INDEX

  Exhibit No.       Exhibit
  -----------       -------
     99.1           Press Release